EXHIBIT 10.3

This copy of the Amended and Restated License Agreement has been redacted to omit trade secrets and confidential commercial and financial information ("Confidential Information"). Text omissions are indicated by asterisks (i.e., "***") in the place of omitted text. Pagination of this version of the Amended and Restated License Agreement differs from the non-redacted version due to the textual omissions. Section and paragraph designations, however, have been maintained.


                                               Amended Generex License Agreement
                                                                       Execution
                                                          Dated January 15, 2002





                     AMENDED AND RESTATED LICENSE AGREEMENT


                                     BETWEEN


                        GENEREX BIOTECHNOLOGY CORPORATION


                                       AND


                             GENEREX (BERMUDA), LTD.

                                TABLE OF CONTENTS



1        DEFINITIONS

2        GENEREX LICENSE TO NEWCO

3        INTELLECTUAL PROPERTY

4        NON-COMPETITION/AFTER ACQUIRED TECHNOLOGY

5        FINANCIAL PROVISIONS

6        RIGHT OF INSPECTION AND AUDIT

7        REPRESENTATIONS AND WARRANTIES

8        TERM AND TERMINATION

9        CONFIDENTIAL INFORMATION

10       GOVERNING LAW AND JURISDICTION

11       IMPOSSIBILITY OF PERFORMANCE - FORCE MAJEURE

12       ASSIGNMENT

13       NOTICES

14       MISCELLANEOUS

THIS AMENDED AND RESTATED LICENSE AGREEMENT made as of this __ day of January
2002

between:

(1) Generex Biotechnology Corporation a corporation duly incorporated and validly existing under the laws of Delaware; and

(2) Generex (Bermuda), Ltd. a Bermuda exempted limited liability company incorporated under the laws of Bermuda, and having its registered office at Clarendon House, 2 Church St., Hamilton, Bermuda.

                                    RECITALS:
                                    ---------

A. Generex and Newco are parties to that certain Original Generex License Agreement pursuant to which Generex licensed certain intellectual property to Newco.

B. Newco and Generex desire to amend and restate the Original Generex License Agreement in its entirety (i) so that Newco may utilize the Generex Know-How, the Generex Patents, and Generex Improvements, as of the Effective Date, in connection with the research, development, manufacture, distribution and sale of Morphine in Field 1 in the Territory, and (ii) to provide that the Generex License granted to Newco shall be[***], and (iii) such other amendments to the Original Generex License Agreement as to which the parties have agreed, subject to the terms and conditions set forth herein.

C. Simultaneously herewith, Generex, Elan, EIS, and Newco are entering into the Amended JDOA for the purpose of recording the amended terms and conditions of the joint venture and of regulating their relationship with each other and certain aspects of the affairs of, and their dealings with Newco.

D. Simultaneously herewith Newco and Elan are entering into the Amended Elan License Agreement relating to Newco's use of the Elan Intellectual Property.

NOW THEREFORE, the Parties agree as follows:

1        DEFINITIONS

1.1 In this Amended Generex License Agreement unless the context otherwise requires:

         "Additional Compound" shall mean any Additional Compound that is approved in writing by the Management Committee in accordance with Clause 2.3 of the Amended JDOA.

         "Affiliate" shall mean any corporation or entity controlling, controlled or under the common control of Elan or Generex or any third party, as the case may be, excluding, in the case of Elan, an Elan JV. For the purpose of this definition, (i) "control" shall mean direct or indirect ownership of [***] or more of the stock or shares entitled to vote for the election of directors and (ii) Newco shall not be an Affiliate of Elan or EIS.

         "After Acquired Technology" shall have the meaning as such term is defined in Clause 4.

         "Alternative Compound" shall have the meaning as such term is defined in Clause 2.4 of the Amended JDOA.

         "Amended Elan License Agreement" shall mean that certain Amended and Restated License Agreement, of even date herewith, entered into between Elan and Newco.

         "Amended Generex License Agreement" shall mean this Amended and Restated License Agreement (which expression shall be deemed to include the Recitals and Schedules hereto).

         "Amended JDOA" shall mean that certain Amended and Restated Subscription, Joint Development and Operating Agreement, of even date herewith, by and between Elan, Generex, EIS and Newco.

         "Amended License Agreements" shall mean this Amended Generex License Agreement and the Amended Elan License Agreement.

         "Buccal Delivery" shall mean the delivery of the majority of a dose of a pharmaceutical agent to and through the tissues of the mouth and/or throat.

         "Business Plan" shall have the meaning given to such term in the Amended JDOA.

         "Change of Control of Generex/Newco" shall have the meaning given to such term in the Amended Elan License Agreement.

         "Compound" shall mean Morphine and/or any Additional Compound that is approved in writing by the Management Committee in accordance with Clause 2 of the Amended JDOA.

         "Confidential Information" shall have the meaning given to such term in Clause 9.

         "Definitive Documents" shall mean the definitive agreements relating to the Project including finance and stock purchase agreements dated as of January 16, 2001, the Amended JDOA and the Amended License Agreements.

         "Effective Date" shall mean the date of this Amended Generex License Agreement, as set forth above.

         "EIS" shall mean Elan International Services, Ltd., a Bermudan exempted limited liability company having its registered office at Clarendon House, 2 Church St., Hamilton, Bermuda.

         "Elan" Elan Corporation, plc. and the Affiliates of Elan Corporation, plc. within the [***] Business Unit of the Elan Group. [***]

         "Elan Group" shall mean all the Affiliates of Elan Corporation, plc.

         "Elan Improvements" shall have the meaning as such term is defined in the Amended Elan License Agreement.

         "Elan Intellectual Property" shall have the meaning as such term is defined in the Amended Elan License Agreement.

         "Elan Know-How" shall have the meaning as such term is defined in the Amended Elan License Agreement.

         "Elan License" shall have the meaning set forth in Clause 2.1 of the Amended Elan License Agreement.

         "Elan Patents" shall have the meaning as such term is defined in the Amended Elan License Agreement.

         "Elan JV" shall mean an entity that Elan and a third party (i) establish or have established, (ii) take shareholdings in or have a right to take shareholdings in, and (iii) grant certain licenses in and to certain intellectual property rights for the purpose of implementing a strategic alliance.

         [***]

         "EPIL" shall mean Elan Pharma International Limited, a private limited company incorporated under the laws of Ireland.

         [***]

         "Fields" shall mean Field 1 and Field 2.

         "Field 1" shall mean the Buccal Delivery of Morphine for the treatment of all types of pain.

         "Field 2" shall mean the Buccal Delivery of an Additional Compound for the treatment of prostate cancer and endometriosis and/or the suppression of testosterone and estrogen.

         "Financial Year" shall mean each year commencing on 1 January (or in the case of the first Financial Year, the Effective Date) and expiring on 31 December of each year.

         "Generex" shall mean Generex Biotechnology Corporation, a Delaware corporation, and its Affiliates.

         "Generex Improvements" shall mean improvements to the Generex Patents and/or the Generex Know-How, developed (i) by Generex outside the Project, (ii) by Generex, Elan or Newco or by a third party (under contract with Newco) pursuant to the Project, and/or (iii) jointly by any combination of Generex, Elan, Newco or a third party (under contract with Newco) pursuant to the Project, except as limited by agreements with third parties.

         Subject to third party agreements, Generex Improvements shall constitute part of Generex Intellectual Property and be included in the license of the Generex Intellectual Property pursuant to Clause 2.1 solely for the purposes set forth therein. If the inclusion of a Generex Improvement in the license of Generex Intellectual Property is restricted or limited by a third party agreement, Generex shall use reasonable commercial efforts to minimize any such restriction or limitation.

         "Generex Intellectual Property" shall mean the Generex Know-How, the Generex Patents and the Generex Improvements.

         "Generex Know-How" shall mean, subject to Clause 4.3, any and all rights owned, licensed or controlled by Generex to any scientific, pharmaceutical or technical information, data discovery, invention (whether patentable or not), know-how, substances, techniques, processes, systems, formulations and designs and expertise relating to all Compounds and/or the Buccal Delivery of Compounds and [***] which is not generally known to the public.

         For the avoidance of doubt, Generex Know-How shall include any pre-clinical and clinical data and/or toxicity, stability and pharmacological data generated pursuant to proof of concept studies conducted or initiated by Generex prior to the Effective Date of the Buccal Delivery of pharmaceutical formulations of Morphine and animal studies conducted or initiated by Generex prior to the Effective Date of the Buccal Delivery of pharmaceutical formulations of Morphine, including animal safety studies.

         "Generex License" shall have the meaning set forth in Clause 2.1.

         "Generex Patents" shall mean, subject to Clause 4.3, any and all rights under any and all patent applications and/or patents, now existing, currently pending or hereafter filed or obtained or licensed by Generex relating to all Compounds and/or the Buccal Delivery of Compounds and [***] as set forth in Schedule 1, and any foreign counterparts thereof and all divisionals, continuations, continuations-in-part, any foreign counterparts thereof and all patents issuing on any of the foregoing and any foreign counterparts thereof, together with all registrations, reissues, re-examinations, supplemental protection certificates, or extensions thereof and any foreign counterparts thereof.

         "Generex Trademark(s)" shall mean one or more trademarks, trade names, or service marks that are owned or licensed by or on behalf of Generex which Generex may nominate and approve in writing from time to time for use in connection with the sale or promotion of the Products by Newco.

         "In Market" shall mean the sale of the Product(s) in the Territory by Newco or its Affiliates, or where applicable by a permitted sub-licensee, to an unaffiliated third party such as: (i) the end-user consumer of the Product(s); or (ii) a wholesaler, managed care organization, hospital or pharmacy or other third party who effects the final commercial sale to the end-user consumer of the Product(s), and shall exclude the transfer pricing of the Product(s) by Newco to an Affiliate or a sub-licensee.

         "Licenses" shall mean the Elan License and the Generex License.

         "Management Committee" shall have the meaning, as such term is defined in the Amended JDOA.

         "Morphelan(TM)" shall mean Elan's proprietary ingestible, [***] form of Morphine.

         "Morphine" shall mean all forms of morphine, including, without limitation, morphine sulfate; provided, however, that Morphelan(TM) shall not be included.

         "Net Sales" shall mean that sum determined by deducting the following deductions from the aggregate gross In Market sales proceeds billed for the Products by Newco or, its Affiliate or a permitted sub-licensee, as the case may be:

         [***]

         "Newco Intellectual Property" shall mean all rights to patents, know-how and other intellectual property arising out of the conduct of the Project by any person, including any technology acquired by Newco from a third party, that does not constitute Elan Intellectual Property or Generex Intellectual Property.

         For the avoidance of doubt, (a) any preclinical and clinical data and/or toxicity, stability and pharmacological data generated pursuant to the Project (and that does not constitute Elan Intellectual Property or Generex Intellectual Property) shall constitute Newco Intellectual Property, and (b) any patent application filed by Newco, or by Elan or Generex on behalf of Newco, and any patent issued thereon, to the extent that it covers a Product shall constitute Newco Intellectual Property.

         "Original Elan License Agreement" shall mean the license agreement between Elan and Newco, dated January 16, 2001.

         "Original Generex License Agreement" shall mean the license agreement between Generex and Newco, dated January 16, 2001

         "Original License Agreements" shall mean the Original Elan License Agreement and the Original Generex License Agreement.

         "Party" shall mean Generex or Newco, as the case may be, and "Parties" shall mean Generex and Newco.

         "Product" shall mean an appropriate pharmaceutical formulation of a Compound.

         "Project" shall mean all activities as undertaken by Elan, Generex and Newco in order to develop the Products pursuant to the Business Plan, the R&D Plan and otherwise pursuant to the Amended JDOA.

         "R&D Plan" shall have the meaning, as such term is defined in the Amended JDOA.

         [***]

         "Strategic Investor" shall mean a person or entity investing in Generex or Newco for strategic purposes as evidenced by, inter alia, being engaged in one or more pharmaceutical businesses.

         "Technological Competitor of Elan" shall have the meaning as such term is defined in the Amended Elan License Agreement.

         "Term" shall have the meaning set forth in Clause 8.

         "Territory" shall mean all the countries of the world.

         "United States Dollar" and "US$" shall mean the lawful currency for the time being of the United States of America.

1.2      In this Amended Generex License Agreement:

         1.2.1 The singular includes the plural and vice versa, and the masculine includes the feminine and vice versa and the neuter includes the masculine and the feminine.

         1.2.2 Any reference to a Clause or Schedule shall, unless otherwise specifically provided, be to a Clause or Schedule of this Amended Generex License Agreement.

         1.2.3 The headings of this Amended Generex License Agreement are for ease of reference only and shall not affect its construction or interpretation.

2        GENEREX LICENSE TO NEWCO

2.1 Generex hereby grants to Newco for the Term, subject to Clause 2.5 of the Amended JDOA, (i) [***] license to the Generex Intellectual Property to make, have made, import, use, offer for sale and sell Products in Field 1 in the Territory, and (ii) [***] license to the Generex Intellectual Property to make, have made, import, use, offer for sale and sell Products in the Field 2, in the Territory (the "Generex License").

2.2 [***] shall be responsible for payments related to the financial provisions and obligations of any third party agreement with respect to the Generex Intellectual Property to which Generex is a party on the Effective Date (including amendments thereto) including any royalty or other compensation obligations.

2.3 Elan shall be a third party beneficiary under this Amended Generex License Agreement and shall have the right to cause Newco to enforce Newco's rights under this Amended Generex License Agreement against Generex.

2.4 Notwithstanding anything contained in this Amended Generex License Agreement to the contrary, Generex shall have the right outside the Fields [***] to exploit and grant licenses and sublicenses of the Generex Intellectual Property.

         For the avoidance of doubt, Newco shall have no right to use the Generex Intellectual Property outside the Fields.

2.5 Except as provided in Clause 11 of the Amended JDOA, Newco shall not be permitted to assign, license or sublicense any of its rights under the Generex Intellectual Property without the prior consent in writing of Generex.

2.6 Any agreement between Newco and any permitted third party for the development or exploitation of the Generex Intellectual Property shall require such third party to maintain the confidentiality of all information concerning the Generex Intellectual Property.

         Insofar as the obligations owed by Newco to Generex are concerned, Newco shall remain responsible for all acts and omissions of any permitted sub-licensee, including Elan, as if they were acts and omissions by Newco.

3        INTELLECTUAL PROPERTY

3.1      Ownership of Intellectual Property:

         3.1.1    Newco shall own the Newco Intellectual Property.

         3.1.2    Generex shall own the Generex Intellectual Property.

3.2      Trademarks:

         3.2.1 Generex hereby grants to Newco for the Term a [***] license to use the Generex Trademarks solely in connection with the distribution, sale and marketing of the Products in the Fields in the Territory and the following provisions shall apply as regards the license of the Generex Trademarks by Generex to Newco hereunder:

                  (1) Newco shall ensure that each reference to and use of a Generex Trademark by Newco is in a manner approved by Generex and accompanied by an acknowledgement, in a form approved by Generex, that the same is a trademark (or registered trademark) of Generex.

                           Prior to initial use and from time to time thereafter, upon the reasonable request of Generex, Newco shall submit samples of the Product to Generex or its duly appointed agent to ensure compliance with quality standards and specifications. Generex, or its duly appointed agent, shall have the right to inspect the premises of Newco where the Product is manufactured, held or stored, and Newco shall permit such inspection, upon advance notice at any reasonable time, of the methods and procedures used in the manufacture, storage and sale of the Product. Newco shall not sell or otherwise dispose of any Product under the Generex Trademarks that fails to comply with the quality standards and specifications referred to in this Clause 3.2, as determined by Generex.

                  (2) Newco shall not use a Generex Trademark in any way which might materially prejudice its distinctiveness or validity or the goodwill of Generex therein.

                  (3) The parties recognize that the Generex Trademarks have considerable goodwill associated therewith. Newco shall not use in relation to the Products any trademarks other than the Generex Trademarks (except the Elan Trademarks (as defined in the Amended Elan License Agreement) licensed to Newco under the Amended Elan License Agreement) without obtaining the prior consent in writing of Generex, which consent may not be unreasonably withheld. However, such use must not conflict with the use and display of the Generex Trademark and such use and display must be approved by Generex.

                  (4) Newco shall not use in the Territory any trademarks or trade names so resembling the Generex Trademark as to be likely to cause confusion or deception.

                  (5) Newco shall promptly notify Generex in writing of any alleged infringement or unauthorized use of which it becomes aware by a third party of the Generex Trademarks and provide Generex with any applicable evidence of infringement or unauthorized use.

                  (6) In each country of the Territory in which Newco or any third party on behalf of Newco intends to commercialize a Product, Newco shall favorably consider promoting and using the Generex Trademarks in connection with such Product and, upon the request of Newco, and provide proof of such promoting and/or use.

                  (7) Newco shall not be permitted to assign or sublicense any of its rights under the Generex Trademarks without the prior written consent of Generex.

         3.2.2 Generex may, at its sole discretion [***] file and prosecute applications to register and maintain registrations of the Generex Trademarks in the Territory. Newco shall reasonably co-operate with Generex in such efforts.

         3.2.3 Generex will be entitled to conduct all enforcement proceedings relating to the Generex Trademarks and shall at its sole discretion decide what action, if any, to take in respect to any enforcement proceedings of the Generex Trademarks or any other claim or counter-claim brought in respect to the use or registration of the Generex Trademarks. Any such proceedings shall be conducted at [***]'s expense and for its own benefit. Newco and Elan shall reasonably cooperate with Generex in such efforts.

         3.2.4 Newco shall promptly notify Generex in writing in the event that any Generex Trademark has been challenged by a third party in a judicial or administrative proceeding in a country in the Territory as infringing on the rights of a third party and Generex shall have the first right to decide whether or not to defend such allegations, or to adopt an alternative mark. If Generex decides not defend the Generex Trademark, then Newco may request Generex to defend the Generex Trademark, at [***]'s expense, unless such requested defense is believed by Generex to be unsubstantiated and without merit. In such a case, Generex may elect not to initiate defense proceedings.

         3.2.5 Newco will have no ownership rights in respect of the Generex Trademarks or of the goodwill associated therewith, and Newco hereby acknowledges that, except as expressly provided in this Amended Generex License Agreement, it shall not acquire any rights in respect thereof and that all such rights and goodwill are, and will remain, vested in Generex.

         3.2.6 Nothing in this Amended Generex License Agreement shall be construed as a warranty on the part of Generex regarding the Generex Trademarks, including without limitation, that use of the Generex Trademarks in the Territory will not infringe the rights of any third parties. Accordingly, Newco acknowledges and agrees that Generex makes no such warranty.

         3.2.7 Generex assumes no liability to Newco or to any third parties with respect to the quality, performance or characteristics of any of the goods manufactured or sold by Newco under the Generex Trademarks pursuant to this Amended Generex License Agreement.

4        NON-COMPETITION/AFTER ACQUIRED TECHNOLOGY

4.1 Subject to Clause 4.2 and Clause 4.3 of this Amended Generex License Agreement and Clause 2.5 of the Amended JDOA, during the Term [***] shall not, alone or in conjunction with a third party, [***]

4.2      The provisions of Clause 4.1:

         4.2.1    shall not apply to After Acquired Technology; and

         4.2.2 shall not apply to patents and know-how that are licensed or acquired by Generex or Elan from a third party after the Effective Date (by merger or otherwise) but which do not constitute After Acquired Technology.

4.3      If, after the Effective Date, [***]:

         4.3.1 licenses or otherwise acquires from a third party know-how or patent rights relating to [***]; or

         4.3.2 acquires or merges with a third party entity that has know-how or patent rights relating to [***]

         (collectively, "After Acquired Technology")

         [***] shall offer to license the After Acquired Technology to Newco (if permitted by and subject to existing contractual obligations, including the terms of the acquisition agreement) solely to make, have made, import, use, offer for sale and sell Products for use in the Fields, in the Territory, on commercially reasonable terms, as would be offered to an independent third party negotiating in good faith on an arm's length basis, for a reasonable period under the prevailing circumstances.

         If Newco determines that Newco should not acquire such license, [***] shall be free to fully exploit the After Acquired Technology, whether inside or outside the Fields, and to grant to third parties licenses and sublicenses with respect thereto.

5        FINANCIAL PROVISIONS

5.1      Royalties:

         Prior to the commercialization of the Products, the Management Committee shall consider and if appropriate, determine reasonable royalties with respect to the commercialization of the Products by Newco that shall be payable by Newco to Generex and Elan Corporation, plc, [***]

5.2 Payment of royalties pursuant to Clause 5.1 shall be made [***] in arrears during each Financial Year within [***] after the expiry of [***]. The method of payment shall be by wire transfer to an account specified by Generex. Each payment made to Generex shall be accompanied by a true accounting of all Products sold by Newco's permitted sublicensees, if any, during such [***].

         Such accounting shall show, on a country-by-country and Product-by-Product basis, Net Sales (and the calculation thereof) and each calculation of royalties with respect thereto, including the calculation of all adjustments and currency conversions.

5.3 Newco shall maintain and keep clear, detailed, complete, accurate and separate records for a period of [***]:

         5.3.1 to enable any royalties on Net Sales that shall have accrued hereunder to be determined; and

         5.3.2 to enable any deductions made in the Net Sales calculation to be determined.

5.4 All payments due hereunder shall be made in United States Dollars. Payments due on Net Sales of any Product for each [***] made in a currency other than United States Dollars shall first be calculated in the foreign currency and then converted to United States Dollars on the basis of the exchange rate in effect on the last working day for such [***] for the purchase of United States Dollars with such foreign currency quoted in the Wall Street Journal (or comparable publication if not quoted in the Wall Street Journal) with respect to the currency of the country of origin of such payment, determined by averaging the rates so quoted on each business day of such [***].

5.5 If, at any time, legal restrictions in the Territory prevent the prompt payment when due of royalties or any portion thereof, the Parties shall meet to discuss suitable and reasonable alternative methods of paying Generex the amount of such royalties. In the event that Newco is prevented from making any payment under this Amended Generex License Agreement by virtue of the statutes, laws, codes or government regulations of the country from which the payment is to be made, then such payments may be paid by depositing them in the currency in which they accrue to Generex's account in a bank acceptable to Generex in the country the currency of which is involved or as otherwise agreed by the Parties.

5.6 Generex and Newco agree to co-operate in all respects necessary to take advantage of any double taxation agreements or similar agreements as may, from time to time, be available.

5.7 Any taxes payable by Generex on any payment made to Generex pursuant to this Amended Generex License Agreement shall be for the account of Generex. If so required by applicable law, any payment made pursuant to this Amended Generex License Agreement shall be made by Newco after deduction of the appropriate withholding tax, in which event the Parties shall co-operate to obtain the appropriate tax clearance as soon as is practicable. On receipt of such clearance, Newco shall forthwith arrange payment to Generex of the amount so withheld.

6        RIGHT OF INSPECTION AND AUDIT

6.1 Once during each Financial Year, or more often not to exceed quarterly as reasonably requested by Generex, Newco shall permit Generex or its duly authorized representatives, upon reasonable notice and at any reasonable time during normal business hours, to have access to inspect and audit the accounts and records of Newco and any other book, record, voucher, receipt or invoice relating to the calculation of the royalty payments on Net Sales submitted to Generex. Such inspection shall occur at Newco's principal offices or at such other location as may be mutually agreeable to the Parties.

         Any such inspection of Newco's records shall be at the expense of Generex, except that if any such inspection reveals a deficiency in the amount of the royalty actually paid to Generex hereunder in any Financial Year quarter of [***]or more of the amount of any royalty actually due to Generex hereunder, then the expense of such inspection shall be borne solely by Newco. Newco shall promptly pay to Generex any amount of deficiency.

         If such inspection reveals a surplus in the amount of royalties actually paid to Generex by Newco, Generex shall reimburse Newco the surplus within [***] after determination.

6.2 In the event of any unresolved dispute regarding any alleged deficiency or overpayment of royalty payments hereunder, the matter will be referred to an independent firm of chartered accountants chosen by agreement of Elan and Generex for a resolution of such dispute. Any decision by the said firm of chartered accountants shall be binding on the Parties.

7        REPRESENTATIONS AND WARRANTIES

7.1 Generex represents and warrants to Newco and Elan as of Effective Date with respect to the Generex Intellectual Property as it relates to Morphine in Field 1 and upon the date of approval of any Compound by the Management Committee in accordance with Clause 2 of the Amended JDOA with respect to the Generex Intellectual Property as it relates to such Compound, as follows: 7.1.1 Generex has the right to grant the Generex License;

         7.1.2 there are no agreements between Generex and any third party that conflict with the Generex License;

         7.1.3 the patents and patent applications included in the Generex Patents are free and clear of encumbrances and liens;

         7.1.4 there are no proceedings pending or to the best of Generex's knowledge threatened against Generex in connection with the Generex Intellectual Property in relation to the Fields; and

         7.1.5 there are no agreements between Generex and any Affiliate or unaffiliated third party that relate to or that could prevent or restrict the research, development or commercialization of Morphine for use in Field 1, or any Additional Compound for use in the Field 2, including without limitation, the [***], and Generex shall not enter into any such agreement.

7.2 In addition to any other indemnities provided for herein, Generex shall indemnify and hold harmless Newco and its Affiliates and their respective employees, agents, officers and directors from and against any claims, losses, liabilities or damages (including reasonable attorney's fees and expenses) incurred or sustained by Newco arising out of or in connection with any:

         7.2.1 breach of any representation, covenant, warranty or obligation by Generex hereunder; or

         7.2.2 negligent act or omission on the part of Generex or any of its respective employees, agents, officers and directors in the performance of this Amended Generex License Agreement.

7.3 In addition to any other indemnities provided for herein, Newco shall indemnify and hold harmless Generex and its Affiliates and their respective employees, agents, officers and directors from and against any claims, losses, liabilities or damages (including reasonable attorney's fees and expenses) incurred or sustained by Generex arising out of or in connection with any:

         7.3.1 breach of any representation, covenant, warranty or obligation by Newco hereunder; or

         7.3.2 negligent act or omission on the part of Newco or any of its agents or employees in the performance of this Amended Generex License Agreement.

7.4      The Party seeking an indemnity shall:

         7.4.1 fully and promptly notify the other Party of any claim or proceeding, or threatened claim or proceeding;

         7.4.2 permit the indemnifying Party to take full care and control of such claim or proceeding;

         7.4.3 co-operate in the investigation and defense of such claim or proceeding;

         7.4.4 not compromise or otherwise settle any such claim or proceeding without the prior written consent of the other Party, which consent shall not be unreasonably withheld conditioned or delayed; and

         7.4.5 take all reasonable steps to mitigate any loss or liability in respect of any such claim or proceeding.

7.5 EXCEPT AS SET FORTH IN THIS CLAUSE 7, GENEREX IS GRANTING THE GENEREX LICENSE HEREUNDER ON AN "AS IS" BASIS WITHOUT REPRESENTATION OR WARRANTY WHETHER EXPRESS OR IMPLIED INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR INFRINGEMENT OF THIRD PARTY RIGHTS, AND ALL SUCH WARRANTIES ARE EXPRESSLY DISCLAIMED.

7.6 NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AMENDED GENEREX LICENSE AGREEMENT, GENEREX AND NEWCO SHALL NOT BE LIABLE TO THE OTHER BY REASON OF ANY REPRESENTATION OR WARRANTY, CONDITION OR OTHER TERM OR ANY DUTY OF COMMON LAW, OR UNDER THE EXPRESS TERMS OF THIS AMENDED GENEREX LICENSE AGREEMENT, FOR ANY CONSEQUENTIAL, SPECIAL OR INCIDENTAL OR PUNITIVE LOSS OR DAMAGE (WHETHER FOR LOSS OF CURRENT OR FUTURE PROFITS, LOSS OF ENTERPRISE VALUE OR OTHERWISE) AND WHETHER OCCASIONED BY THE NEGLIGENCE OF THE RESPECTIVE PARTIES, THEIR EMPLOYEES OR AGENTS OR OTHERWISE.

8        TERM AND TERMINATION

8.1 The term of this Amended Generex License Agreement shall commence as of the Effective Date and shall, subject to the rights of termination outlined in this Clause 8 and to the provisions of applicable laws, expire on the last to occur of:

         8.1.1 the date of expiration or lapse of the last to expire or lapse of patent rights or abandonment of the last patent application, on a country by country basis, within the Generex Intellectual Property and the Elan Intellectual Property; or

         8.1.2 the date which is [***] following the date of the first commercial sale of a Product in the Territory

         (the "Term").

8.2 If either Party commits a Relevant Event, the other Party shall have, in addition to all other legal and equitable rights and remedies hereunder, the right to terminate this Amended Generex License Agreement upon [***] prior written notice to the defaulting Party.

8.3 For the purpose of this Clause 8, a "Relevant Event" is committed by a Party if:

         8.3.1 such Party commits a material breach of its representations, warranties or obligations under this Amended Generex License Agreement or the Amended JDOA and fails to cure it within [***] of being specifically required in writing to do so by the other Party; provided, that if the breaching Party has proposed a course of action to cure the breach and is acting in good faith to cure same but has not cured the breach by [***], such period shall be extended by such period as is reasonably necessary to permit the breach to be cured, provided that such period shall not be extended by more than [***], unless otherwise agreed in writing by the Parties;

         8.3.2 a distress, execution, sequestration or other process is levied or enforced upon or sued out against a material part of its property which is not discharged or challenged within [***];

         8.3.3 it is unable to pay its debts in the normal course of business;

         8.3.4 it ceases wholly or substantially to carry on its business, otherwise than for the purpose of a reconstruction or amalgamation, without the prior written consent of the other Party (such consent not to be unreasonably withheld);

         8.3.5 the appointment of a liquidator, receiver, administrator, examiner, trustee or similar officer of such Party or over all or substantially all of its assets under the law of any applicable jurisdiction, including without limitation, the United States of America, Bermuda or Ireland;

         8.3.6 an application or petition for bankruptcy, corporate re-organization, composition, administration, examination, arrangement or any other procedure similar to any of the foregoing under the law of any applicable jurisdiction, including without limitation, the United States of America, Bermuda or Ireland, is filed, and is not discharged within [***], or a Party applies for or consents to the appointment of a receiver, administrator, examiner or similar officer of it or of all or a material part of its assets, rights or revenues or the assets and/or the business of a Party are for any reason seized, confiscated or condemned.

8.4 If Elan elects to terminate the Amended Elan License Agreement pursuant to Clause 8.4 thereof due to a Change of Control of Generex/Newco, then Generex, at Generex's option, shall be entitled to terminate this Amended Generex License Agreement upon written notice to Elan and Newco.

         Generex and Newco shall promptly notify Elan in writing of the occurrence of a Change of Control of Generex/Newco.

8.5      Upon expiration or termination of this Amended Generex License
         Agreement:

         8.5.1 any sums that were due from Newco to Generex on Net Sales in the Territory or in such particular country or countries in the Territory (as the case may be) prior to the expiration or termination of this Amended Generex License Agreement as set forth herein shall be paid in full within [***] after the expiration or termination of this Amended Generex License Agreement for the Territory or for such particular country or countries in the Territory (as the case may be);

         8.5.2 any provisions that expressly survive termination or expiration of this Amended Generex License Agreement, including without limitation this Clause 8, shall remain in full force and effect;

         8.5.3 all representations, warranties and indemnities shall insofar as are appropriate remain in full force and effect;

         8.5.4 the rights of inspection and audit set out in Clause 6 shall continue in force for a period of [***];

         8.5.5 subject to Clause 8.5.7, all rights and licenses granted to Newco pursuant to this Amended Generex License Agreement and to the Generex Intellectual Property pursuant to the Amended JDOA (including the rights of Newco pursuant to Clause 10 of the Amended JDOA entitled "Intellectual Property Rights") shall cease for the Territory or for such particular country or countries in the Territory (as the case may be) and shall revert to or be transferred to Generex, and Newco shall not thereafter use in the Territory or in such particular country or countries in the Territory (as the case may be) any rights covered by this Amended Generex License Agreement;

         8.5.6 subject to such license, if any, granted by Newco to Generex and, if any, granted by Newco to Elan pursuant to the provisions of Clause 11 of the Amended JDOA (entitled "Cross Licensing/Exploitation of Products Outside the Fields"), all rights to Newco Intellectual Property shall be assigned to and jointly owned by Elan and Generex and may be exploited by both Generex and Elan separately provided that Generex and Elan shall co-operate reasonably in the prosecution and maintenance of patents claiming such technology and rights and provided further that nothing hereunder shall grant, or be construed to grant, a license to the other party under the Generex Intellectual Property or the Elan Intellectual Property; and

         8.5.7 the rights of permitted third party sub-licensees in and to the Generex Intellectual Property shall survive the termination of the license and sublicense agreements granting said intellectual property rights to Newco; and Newco, Generex and Elan shall in good faith agree upon the form most advantageous to Generex and Elan in which the rights of Newco under any such licenses and sublicenses are to be held (which form may include continuation of Newco solely as the holder of such licenses or assignment of such rights to a third party or parties, including an assignment to both Generex and Elan).

                  Any sublicense agreement between Newco and such permitted sublicensee shall, inter alia, permit such an assignment of rights by Newco to Generex and shall contain appropriate confidentiality provisions.

9        CONFIDENTIAL INFORMATION

9.1 The Parties agree that it will be necessary, from time to time, to disclose to each other confidential and proprietary information, including without limitation, inventions, works of authorship, trade secrets, specifications, designs, data, know-how and other proprietary information relating to the Fields, the Products, processes, services and business ("Confidential Information") of the disclosing Party.

9.2 Any Confidential Information disclosed by one Party to another Party shall be used by the receiving Party exclusively for the purposes of fulfilling the receiving Party's obligations under this Amended Generex License Agreement and the Amended JDOA and for no other purpose.

9.3 Save as otherwise specifically provided herein, each Party shall disclose Confidential Information of the other Party only to those employees, representatives and agents requiring knowledge thereof in connection with fulfilling the Party's obligations under this Amended Generex License Agreement. Each Party further agrees to inform all such employees, representatives and agents of the terms and provisions of this Amended Generex License Agreement relating to Confidential Information and their duties hereunder and to obtain their agreement hereto as a condition of receiving Confidential Information. Each Party shall exercise the same standard of care as it would itself exercise in relation to its own confidential information (but in no event less than a reasonable standard of care) to protect and preserve the proprietary and confidential nature of the Confidential Information disclosed to it by the other Party. Each Party shall, upon request of the other Party, return all documents and any copies thereof containing Confidential Information belonging to, or disclosed by, such other Party.

9.4 Any breach of this Clause 9 by any person informed by one of the Parties is considered a breach by the Party itself.

9.5      Confidential Information shall be deemed not to include:

         9.5.1    information that is known to the public;

         9.5.2 information that is made public through no breach of this Amended Generex License Agreement;

         9.5.3 information that is independently developed by a Party as evidenced by such Party's records; or

         9.5.4 information that becomes available to a Party on a non-confidential basis, whether directly or indirectly, from a source other than a Party, which source did not acquire this information on a confidential basis.

9.6 The receiving Party will be entitled to disclose Confidential Information which the receiving Party is required to disclose pursuant to:

         9.6.1    a valid order of a court or other governmental body; or

         9.6.2    any other requirement of law;

         provided that if the receiving Party becomes legally required to disclose any Confidential Information, the receiving Party shall give the disclosing Party prompt notice of such fact so that the disclosing Party may obtain a protective order or other appropriate remedy concerning any such disclosure. The receiving Party shall fully co-operate with the disclosing Party in connection with the disclosing Party's efforts to obtain any such order or other remedy. If any such order or other remedy does not fully preclude disclosure, the receiving Party shall make such disclosure only to the extent that such disclosure is legally required.

9.7 The provisions relating to confidentiality in this Clause 9 shall remain in effect during the term of this Amended Generex License Agreement, and for a period of [***] following the expiration or earlier termination of this Amended Generex License Agreement.

9.8 The Parties agree that the obligations of this Clause 9 are necessary and reasonable in order to protect the Parties' respective businesses, and each Party agrees that monetary damages would be inadequate to compensate a Party for any breach by the other Party of its covenants and agreements set forth herein.

         Accordingly, the Parties agree that any such violation or threatened violation shall cause irreparable injury to a Party and that, in addition to any other remedies that may be available, in law and equity or otherwise, each Party shall be entitled to obtain injunctive relief against the threatened breach of the provisions of this Clause 9, or a continuation of any such breach by the other Party, specific performance and other equitable relief to redress such breach together with its damages and reasonable counsel fees and expenses to enforce its rights hereunder, without the necessity of proving actual or express damages.

9.9 For the avoidance of doubt, Confidential Information of Newco received by Elan hereunder shall not be disclosed by Generex to Affiliates of Generex; provided that the disclosure of such Confidential Information to an executive officer common to Generex and an Affiliate of Generex shall not be deemed to be a violation of this Clause.

10       GOVERNING LAW AND JURISDICTION

10.1 This Amended Generex License Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

10.2 The Parties will attempt in good faith to resolve any dispute arising out of or relating to this Amended Generex License Agreement promptly by negotiation between executives of the Parties. In the event that such negotiations do not result in a mutually acceptable resolution within [***] of the commencement of such negotiations, the Parties agree to consider other dispute resolution mechanisms including mediation.

         In the event that the Parties fail to agree on a mutually acceptable dispute resolution mechanism within [***] of either Party's demand for such alternative dispute resolution, any such dispute shall be finally settled by the courts of competent jurisdiction. For the purposes of this Amended Generex License Agreement the parties submit to the [***] jurisdiction of the courts of the State and Federal Courts located in the State, City and County of New York.

11       IMPOSSIBILITY OF PERFORMANCE - FORCE MAJEURE

         Neither Generex nor Newco shall be liable for delay in the performance of any of its obligations hereunder if such delay results from causes beyond its reasonable control, including, without limitation, acts of God, fires, strikes, acts of war, intervention of a government authority, but any such delay or failure shall be remedied by such Party as soon as practicable.

12       ASSIGNMENT

         This Amended Generex License Agreement may not be assigned by either Party without the prior written consent of the other, save that either Party may assign this Amended Generex License Agreement to its Affiliates or subsidiaries without such prior written consent; provided that such assignment does not have any adverse tax consequences on the other Party.

13       NOTICES

13.1 Any notice to be given under this Amended Generex License Agreement shall be sent in writing in English by registered or recorded delivery post or reputable overnight courier or telefaxed to the following addresses:

         If to Newco at:

         Clarendon House,
         2 Church St,
         Hamilton,
         Bermuda.

         Attention:        Secretary
         Telephone:        [***]
         Fax:              [***]


         with a copy to Elan at:

         c/o Elan International Services, Ltd.,
         102 St. James Court,
         Flatts, Smiths FL04,
         Bermuda.


         Attention:        President
         Telephone:         [***]
         Fax:              [***]

         If to Generex at:

         Generex Biotechnology Corporation
         33 Harbour Square, Suite 202,
         Toronto, Ontario
         Canada M5J 2G2


         Attn: Chief Executive Officer
         Telephone:              [***]
         Fax:                    [***]


         with a copy to:

         Eckert Seamans Cherin & Mellott. LLC
         1515 Market Street
         9th Floor
         Philadelphia, PA 19102

         Attention:        John G. Chou, Esq.
         Telephone         215-581-8400
         Fax:              215-851-8383

         or to such other address(es) and telefax numbers as may from time to time be notified by either Party to the other hereunder in the manner set forth in Clause 13.2.

13.2 Any notice sent by mail shall be deemed to have been delivered within 7 working days after dispatch or delivery to the relevant courier and any notice sent by telefax shall be deemed to have been delivered upon confirmation of receipt. Notice of change of address shall be effective upon receipt. Notices by telefax shall also be sent by another method permitted hereunder.

14       MISCELLANEOUS

14.1     Waiver:

         No waiver of any right under this Amended Generex License Agreement shall be deemed effective unless contained in a written document signed by the Party charged with such waiver, and no waiver of any breach or failure to perform shall be deemed to be a waiver of any other breach or failure to perform or of any other right arising under this Amended Generex License Agreement.

14.2     Severability:
         If any provision in this Amended Generex License Agreement is agreed by the Parties to be, or is deemed to be, or becomes invalid, illegal, void or unenforceable under any law that is applicable hereto:

         14.2.1 such provision will be deemed amended to conform to applicable laws so as to be valid and enforceable; or

         14.2.2 if it cannot be so amended without materially altering the intention of the Parties, it will be deleted, with effect from the date of such agreement or such earlier date as the Parties may agree, and the validity, legality and enforceability of the remaining provisions of this Amended Generex License Agreement shall not be impaired or affected in any way.

14.3     Further Assurances:

         At the request of any of the Parties, the other Party or Parties shall (and shall use reasonable efforts to procure that any other necessary parties shall) execute and perform all such documents, acts and things as may reasonably be required subsequent to the signing of this Amended Generex License Agreement for assuring to or vesting in the requesting Party the full benefit of the terms hereof.

14.4     Successors:

         This Amended Generex License Agreement shall be binding upon and enure to the benefit of the Parties hereto, their successors and permitted assigns.

14.5     No Effect on Other Agreements/Conflict:

         No provision of this Amended Generex License Agreement shall be construed so as to negate, modify or affect in any way the provisions of any other agreement between the Parties unless specifically referred to, and solely to the extent provided herein.

         In the event of a conflict between the provisions of this Amended Generex License Agreement and the provisions of the Amended JDOA, the terms of the Amended JDOA shall prevail unless this Amended Generex License Agreement specifically provides otherwise.

14.6     Amendments:

         No amendment, modification or addition hereto shall be effective or binding on any Party unless set forth in writing and executed by a duly authorized representative of each Party.

14.7     Counterparts:

         This Amended Generex License Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute this Amended Generex License Agreement.

14.8     Good Faith:

         Each Party undertakes to act reasonably in giving effect to the provisions of this Amended Generex License Agreement.

14.9     No Reliance:

         Each Party hereby acknowledges that in entering into this Amended Generex License Agreement it has not relied on any representation or warranty save as expressly set out herein or in any document referred to herein.

14.10    Relationship of the Parties:

         Nothing contained in this Amended Generex License Agreement is intended or is to be construed to constitute Generex and Newco as partners, or Generex as an employee of Newco, or Newco as an employee of Generex.

         Neither Party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any third party.

14.11    Whole Agreement:

         This Amended Generex License Agreement (including the Schedules attached hereto) and the Definitive Documents set forth all of the agreements and understandings between the Parties with respect to the subject matter hereof, and supersede and terminate all prior agreements and understandings between the Parties with respect to the subject matter hereof. There are no agreements or understandings with respect to the subject matter hereof, either oral or written, between the Parties other than as set forth in this Amended Generex License Agreement and the Definitive Documents.

         Nothing contained herein shall be deemed to negate any rights or obligations of any of the Parties which have accrued between the Closing Date and the Effective Date, save to the extent expressly provided herein.

IN WITNESS WHEREOF the Parties hereto have executed this Amended Generex License Agreement.

SIGNED


BY ______________________
for and on behalf of
Generex Biotechnology Corporation
DATED: __ day of January 2002

SIGNED


BY       ___________________
For and on behalf of
Generex (Bermuda) Ltd.
DATED:  __ day of January 2002


AGREED TO AND ACCEPTED:


SIGNED


BY       ___________________
For and on behalf of
Elan Corporation, plc
DATED:  __  day of January 2002

                       SCHEDULE TO BE UPDATED IF NECESSARY

                                   SCHEDULE 1
                                   ----------

                                 GENEREX PATENTS

----------------------------------------------------------------------------------------------------------------------

SUMMARY - Generex Biotechnology Corporation patent portfolio(1)(2)(3)
January  , 2002

----------------------------------------------------------------------------------------------------------------------

         Identification/Status                                           Description

----------------------------------------------------------------------------------------------------------------------


                                                        [***]


----------------------------------------------------------------------------------------------------------------------

1.
[***]                                    [***]

---------------------------------------- -----------------------------------------------------------------------------

2.                                       [***]
[***]

---------------------------------------- -----------------------------------------------------------------------------

3.                                       [***]
[***]

---------------------------------------- -----------------------------------------------------------------------------

4.                                       [***]
[***]

---------------------------------------- -----------------------------------------------------------------------------

5.                                       [***]
[***]

---------------------------------------- -----------------------------------------------------------------------------

6.                                       [***]
[***]

---------------------------------------- -----------------------------------------------------------------------------

7.                                       [***]
[***]

---------------------------------------- -----------------------------------------------------------------------------

8.                                       [***]
[***]

---------------------------------------- -----------------------------------------------------------------------------

9.
[***]                                    [***]

---------------------------------------- -----------------------------------------------------------------------------

10.
[***]                                    [***]

---------------------------------------- -----------------------------------------------------------------------------

11.
[***]                                    [***]

---------------------------------------- -----------------------------------------------------------------------------

12.                                      [***]
[***]

---------------------------------------- -----------------------------------------------------------------------------

13.
[***]                                    [***]


---------------------------------------- -----------------------------------------------------------------------------

14.
[***]                                    [***]


---------------------------------------- -----------------------------------------------------------------------------

15.                                      [***]
[***]

---------------------------------------- -----------------------------------------------------------------------------

---------------------------------------- -----------------------------------------------------------------------------

16.                                      [***]
[***]

---------------------------------------- -----------------------------------------------------------------------------

---------------------------------------- -----------------------------------------------------------------------------

1.                                       [***]
[***]

---------------------------------------- -----------------------------------------------------------------------------

2.                                       [***]
[***]

---------------------------------------- -----------------------------------------------------------------------------

3.                                       [***]
[***]


---------------------------------------- -----------------------------------------------------------------------------

4.                                       [***]
[***]

---------------------------------------- -----------------------------------------------------------------------------

5.
[***]                                    [***]

---------------------------------------- -----------------------------------------------------------------------------



[***]

------------------------------------------------------------------------- -------------------- --------------------
Description of Technology                                                 Application          Patent No.
------------------------------------------------------------------------- -------------------- --------------------

                                                                          [***]                [***]
1.  [***]

------------------------------------------------------------------------- -------------------- --------------------

                                                                          [***]                [***]
2.  [***]


------------------------------------------------------------------------- -------------------- --------------------

                                                                          [***]                [***]
3.  [***]


------------------------------------------------------------------------- -------------------- --------------------


[Total redaction for Schedule 1 is 4 pages]